SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 5, 1996 (June 5, 1996)
                                                 -------------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  0-19656                   36-3939651
      (State or other            (Commission              (I.R.S. Employer
       jurisdiction               File Number)           Identification No.)
     of incorporation)


            201 ROUTE 17 NORTH, RUTHERFORD, NJ                     07070
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:         (201) 438-1400
                                                   -----------------------------




- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        Nextel Communications, Inc. ("Nextel") and Motorola, Inc. ("Motorola") have entered into Amendment 004 to Enhanced Specialized Mobile Radio System Purchase Agreement (the "Fourth Amendment"), which amends the existing equipment purchase agreements between Nextel and Motorola first entered into in 1991 (as amended, the "Equipment Purchase Agreements"). The Fourth Amendment establishes payment terms for all purchases made by Nextel under the Equipment Purchase Agreements and confirms certain warranty coverages and commencement dates for system infrastructure equipment and software. The Fourth Amendment also provides assurances by Motorola regarding access to vendor financing by Nextel for purchases of Motorola equipment under the Equipment Purchase Agreements. A copy of the Fourth Amendment is attached to this Current Report as Exhibit 99.1, which is incorporated herein by reference, and the description contained herein is qualified in its entirety by reference thereto.

        Nextel and Motorola have reached an understanding regarding certain basic terms of the financing arrangements expected to be associated with the Company's nationwide deployment of its advanced mobile communications systems employing digital technology ("Digital Mobile" networks). Nextel and Motorola have agreed in principle to make the existing financing facility totaling $685,000,000, previously extended by Motorola to Nextel, available to Nextel for purchases on a nationwide basis. The existing financing facility is currently available for purchases in selected Nextel markets. The expanded financing availability would be paired with an expansion of the collateral pool securing the financing facility to encompass Nextel's nationwide Digital Mobile networks. Motorola has agreed to share this expanded collateral pool ratably, with other prospective lenders who may provide financing to Nextel in the future, up to a maximum of $2,000,000,000. Nextel's public indentures contain provisions that may operate to limit Nextel's ability to incur debt beyond certain amounts, characterized as "permitted debt" under such indentures. The parties contemplate negotiating and entering into a definitive agreement implementing the concepts and approach summarized herein.

        On June 17, 1996, Nextel announced that it had placed an order of more than $100,000,000 for Motorola's enhanced iDEN infrastructure equipment and handsets. The equipment order was described in a Press Release issued by Nextel on June 17, 1996, a copy of which is attached to this Current Report as Exhibit
99.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
            Not applicable.

        (B) PRO FORMA FINANCIAL INFORMATION.
            Not applicable.

        (C) EXHIBITS.

             Exhibit No.  Exhibit Description
                99.1 - Amendment 004 to Enhanced Specialized Mobile Radio System
                       Purchase Agreement, dated as of April 28, 1996, between Nextel Communications, Inc. and Motorola, Inc.*
                99.2 - Press Release issued June 17, 1996.
            ------------
            * Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.

                                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NEXTEL COMMUNICATIONS, INC.


Date: July 5, 1996                        By: THOMAS J. SIDMAN
                                              ----------------------------------
                                              Thomas J. Sidman
                                              Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibit No.      Exhibit Description
   99.1  -    Amendment 004 to Enhanced Specialized Mobile Radio System Purchase
              Agreement, dated as of April 28, 1996, between Nextel
              Communications, Inc. and Motorola, Inc.*
   99.2  -    Press Release issued June 17, 1996.
- ------------
* Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission.